UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05037

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
 Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2015

Item 1. Report to Stockholders.

TCM SMALL CAP GROWTH FUND

ANNUAL REPORT

TCM Small Cap Growth Fund

September 30, 2015

TCM SMALL CAP GROWTH FUND

Table of Contents

Performance Discussion	2

Performance	7

Fund Information	8

Schedule of Investments	9

Fund Expense Example	12

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	17

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	25

Approval of Investment Advisory Agreement	26

Trustees and Executive Officers	29

Additional Information	32

Privacy Notice	34

 TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

November 16, 2015

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Fund”).  This is the annual report to shareholders of the Fund, covering the fiscal year ended September 30, 2015.  The report includes a discussion of the factors that impacted the performance of the Fund for the period, as well as information on Fund expenses and holdings.  The report also contains the audited financial statements of the Fund and a Report of Independent Registered Public Accounting Firm.

The end of the Fund’s fiscal year came during the seventh year of an equity bull market that began in March 2009.  The performance of the equity markets for the one year ended September 30, 2015 was led by small cap growth as measured by the Russell 2000® Growth Index return of 4.04% for the period versus for the S&P 500® Index return of -0.61%.  As seen from the quarterly returns in the chart below, prior to the third quarter 2015, the returns for small cap stocks were relatively stable and positive.  The returns during that period were driven by positive economic trends in the U.S., a stronger dollar (helping companies that derive most of their revenue from domestic as opposed to foreign sales), a significant drop in commodity prices (oil dropped in the fourth quarter 2014 from $90 to $53 a barrel), and continued loose monetary policy by the Federal Reserve Bank keeping interest rates low. The outperformance of small cap stocks over larger cap stocks ended in the tumultuous and volatile third quarter of 2015, when larger cap stocks did better as investors fretted over the Fed’s next move, real slowdowns in China and other emerging markets, and the rising risk of global deflation.

Fiscal Year Performance Overview.  Quarterly returns and the total return for the one year ended September 30, 2015 for the Fund, the Russell 2000® Growth Index, the Fund’s benchmark, and the Lipper Small Cap Growth category average were:

	Small	Russell	Lipper Small
	Cap Fund	2000® Growth	Cap Growth
4th Quarter 2014	7.44%	10.06%	8.10%
1st Quarter 2015	7.36%	6.63%	5.90%
2nd Quarter 2015	3.38%	1.98%	1.96%
3rd Quarter 2015	-11.81%	-13.06%	-11.99%
1 Year Ended 9/30/15	5.17%	4.04%	2.77%

Longer term performance for the Fund is set forth in the chart and table that follows this letter.

Performance Attribution – Year in Review.  Below is a summary of performance attribution for each of the past four quarters.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Fourth Quarter 2014.  The fourth quarter of 2014 started off with a continuation of the September 2014 market selloff, until bottoming in mid-October, at which point the Russell 2000® Growth Index was down almost 10% for the year.  A very strong rally ensued as investors shrugged off concerns about weak foreign economies, unsettling global events, and falling oil prices and reacted positively to Federal Reserve statements about being “patient” in raising rates.  The Fund did not keep up with this broad rally and during the quarter we gave back some of our year-to-date lead over the benchmark.  That relative underperformance was driven by high correlations in stock returns and a difficult earnings season for some of our positions.  Regarding the effect of the Fund’s sector weights, the positive impact of our underweight to energy and materials stocks was significant but offset a bit by the holding of any cash in a strong market.

First Quarter 2015.  For the second quarter in a row, small cap stocks outperformed large cap stocks as measured by a return of 0.95% for the S&P 500® Index.  Many active managers lagged the Russell 2000® Growth Index due in large part to very strong returns by many biotech and pharmaceutical stocks, industries with significant weightings in the benchmark.  The Fund outperformed the benchmark, however, driven by strong stock selection in the industrials, technology, materials, financials and consumer economic sectors.  Although we had a significant underweight to biotech stocks, which is a result of our investment bias for high quality companies with earnings, we managed to match the benchmark return of the healthcare sector, based on positive selection in other healthcare industries such as specialty pharmaceuticals and healthcare equipment and services.  The effect of our sector weights was essentially neutral as the positive effect of an underweight to materials and financials was offset by the impact of residual cash held during a strong quarter.

Second Quarter 2015.  The top performing equity asset class for the second quarter of 2015 was small cap growth, as represented by the Russell 2000® Growth Index.  The top economic sectors contributing to that small cap growth performance (in order of contribution, which is a function of total return and benchmark weight) were healthcare, technology, financials and telecommunications.  All other sectors were flat or negative contributors.  The contribution at the industry level was very concentrated in the quarter with essentially all of the contribution by the top performing healthcare sector coming from the biopharma industry.  Furthermore, the index performance for the quarter was driven by companies with negative earnings (half or more of which are biopharma companies), which added to the frustration of many active investment managers.  Given that most managers are underweight negative earnings and biotechnology companies, this relative performance headwind is to be expected during periods of this phenomenon.

 TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

The Fund, however, outperformed the benchmark during the quarter based on positive stock selection in technology, industrials, financials, materials and consumer staples.  In addition, despite our consistent underweight to biotechnology companies, we managed to do very well in the healthcare sector due to our strong stock selection in pharmaceutical companies that have both earnings and cash flow.  The effect of our sector weights on relative performance was neutral, with the positive effects of our underweight to energy, materials, financials and staples and overweight to healthcare being offset by cash and our overweight to industrials and consumer discretionary.

Third Quarter 2015.  As mentioned above, turmoil and volatility returned to the equity markets in full force in the most recent quarter.  Whereas small cap growth was the top performing U.S. equity asset class in the second quarter, it was the worst performer for the third quarter.  With a Russell 2000® Growth Index return of -13.06%, all economic sectors were in negative territory, with energy (-28%), materials (-18%) and healthcare (-18%) bringing up the rear.  Sectors that outperformed the overall benchmark included consumer staples (-3%), financials (-5%), technology (-10%) and consumer discretionary (-11%).  The performance of the healthcare sector was dominated by the steep negative returns in the biopharma industry.  Higher quality companies, as measured by earnings and return on equity metrics, outperformed the non-earners, hurting the returns of lower quality or more speculative industries such as biopharma.  This result was a reversal from the prior quarter.

The Fund outperformed the benchmark based on positive relative stock selection in industrials, healthcare and materials.  We believe an investment process, such as ours, that focuses on the quality of a company’s revenues and earnings growth can be a positive in this challenging market.  The effect of our sector weights was close to neutral, with the positive effect of our underweight to energy and healthcare being offset by the underweight to technology and financials.  Any cash helped in such a strongly down equity market.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the 2015 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Horizon Pharma
(arthritis and pain pharmaceuticals)	1.80	1.13
Integrated Device Technology
(mixed signal semiconductors)	1.63	0.69
Life Time Fitness (athletic and fitness centers)	0.99	0.68
Tableau Software (business analytics software)	1.12	0.65
Skyworks Solutions (semiconductors)	1.00	0.64

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
H&E Equipment Services
(industrial equipment services)	0.59	-0.67
Black Diamond
(outdoor performance equipment and apparel)	0.79	-0.60
Borderfree (cross-border ecommerce solutions)	0.16	-0.48
Trinity Biotech (medical diagnostic products)	0.60	-0.39
Genesee & Wyoming (freight railroads)	0.89	-0.39

We continue to focus on small cap growth companies that are less exposed to foreign currency translation issues, but are mindful that trends can reverse.  We also continue, as we have done for over 20 years, to focus on finding relative value within growth companies; companies with strong balance sheets, visible earnings streams that can meet or beat expectations, and whose valuations are, in our opinion, sustainable or have opportunity to expand.

We again thank you for your support.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

 TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2015, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Mutual fund investing involves risk, principal loss is possible.  The Fund invests in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth-oriented funds may underperform when value investing is in favor.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives.  The Russell 2000® Index is an unmanaged index that serves as a benchmark for small-cap stocks by measuring the performance of approximately 2,000 small-cap companies.  The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  The S&P 500® Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.  One cannot invest directly in an index.  The return on equity ratio or ROE is a profitability ratio that measures the ability of a firm to generate profits from its shareholders’ investments in the company.

Quasar Distributors, LLC, Distributor (11/15)

Earnings growth is not a measure of the Fund’s future performance.

TCM SMALL CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2015

	One	Three	Five	Ten	Since Inception
	Year	Year	Year	Year	(10/1/2004)
TCM Small Cap Growth Fund	5.17%	16.27%	13.58%	7.45%	9.36%
Russell 2000® Growth Index	4.04%	12.85%	13.26%	7.67%	8.36%
Lipper Small Cap Growth Average	2.77%	11.26%	12.33%	6.94%	8.02%

This chart illustrates the performance of a hypothetical $100,000 investment made on October 1, 2005, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

  TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2015 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$254 million
Total Operating Expenses*	0.92%

*	Expense Ratio as of most recent prospectus dated January 30, 2015.

Top Ten Holdings (% of net assets)
MEDNAX, Inc.	2.3%	WellCare Health Plans, Inc.	1.9%
Amerisafe, Inc.	2.3%	AmSurg Corp.	1.9%
VCA, Inc.	2.2%	On Assignment, Inc.	1.9%
Take-Two Interactive		GameStop Corp.	1.8%
Software, Inc.	2.1%	Casey’s General Stores, Inc.	1.8%
Tower Semiconductor Ltd.	2.0%

Sector Allocation (% of net assets)

**  Cash equivalents and other assets in excess of liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2015

Shares		Value

COMMON STOCKS - 93.2%

Aerospace & Defense - 0.7%
37,977	HEICO Corp.	$1,856,316

Air Freight & Logistics - 0.6%
323,645	Radiant Logistics, Inc.*	1,443,457

Auto Components - 1.0%
78,397	Motorcar Parts of
	America, Inc.*	2,456,962

Banks - 1.3%
91,568	Webster Financial Corp.	3,262,568

Biotechnology - 1.7%
54,868	Cepheid*	2,480,034
30,962	Medivation, Inc.*	1,315,885
16,684	NewLink Genetics Corp.*	597,954
		4,393,873

Building Products - 3.7%
98,138	Apogee Enterprises, Inc.	4,381,862
30,509	Patrick Industries, Inc.*	1,204,800
109,505	PGT, Inc.*	1,344,721
72,353	Trex Co., Inc.*	2,411,526
		9,342,909

Capital Markets - 0.8%
12,466	Affiliated Managers
	Group, Inc.*	2,131,561

Commercial Services & Supplies - 7.3%
41,530	G&K Services, Inc.	2,766,728
111,907	Healthcare Services
	Group, Inc.	3,771,266
151,712	Knoll, Inc.	3,334,630
152,572	Steelcase, Inc.	2,808,850
44,917	US Ecology, Inc.	1,960,627
82,070	Waste Connections, Inc.	3,986,961
		18,629,062

Communications Equipment - 1.4%
169,822	Ciena Corp.*	3,518,712

Construction & Engineering - 4.1%
56,562	Dycom Industries, Inc.*	4,092,826
88,879	EMCOR Group, Inc.	3,932,896
153,861	MasTec, Inc.*	2,435,620
		10,461,342

Construction Materials - 1.6%
219,719	Headwaters, Inc.*	4,130,717

Containers & Packaging - 1.7%
65,390	AptarGroup, Inc.	4,313,124

Distributors - 1.5%
133,594	LKQ Corp.*	3,788,726

Diversified Consumer Services - 0.9%
66,341	2U, Inc.*	2,381,642

Diversified Telecommunication Services - 0.7%
70,979	Zayo Group
	Holdings, Inc.*	1,800,027

Electrical Equipment - 1.0%
15,110	Acuity Brands, Inc.	2,653,014

Food & Staples Retailing - 1.8%
43,638	Casey’s General
	Stores, Inc.	4,491,223

Food Products - 0.1%
27,952	Freshpet, Inc.*	293,496

Health Care Equipment & Supplies - 4.1%
83,441	Alere, Inc.*	4,017,684
181,637	Cerus Corp.*	824,632
91,753	K2M Group
	Holdings, Inc.*	1,706,606
70,488	LDR Holding Corp.*	2,433,951
119,412	Trinity Biotech
	Plc - ADR	1,366,073
		10,348,946

Health Care Providers & Services - 12.5%
62,049	AmSurg Corp.*	4,821,828
7,006	Athenahealth, Inc.*	934,250
94,058	Brookdale Senior
	Living, Inc.*	2,159,572
70,729	Centene Corp.*	3,835,633
127,421	ExamWorks
	Group, Inc.*	3,725,790
76,513	MEDNAX, Inc.*	5,875,433
106,003	VCA, Inc.*	5,581,058
57,483	WellCare
	Health Plans, Inc.*	4,953,885
		31,887,449

The accompanying notes are an integral part of these financial statements.

 TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2015 (Continued)

Shares		Value

COMMON STOCKS - 93.2% (Continued)

Health Care Technology - 2.4%
142,718	Imprivata, Inc.*	$2,536,099
156,662	Veeva Systems, Inc.*	3,667,457
		6,203,556

Hotels, Restaurants & Leisure - 4.6%
82,449	BJ’s Restaurants, Inc.*	3,547,780
58,329	Chuy’s Holdings, Inc.*	1,656,544
16,421	Kona Grill, Inc.*	258,631
175,255	La Quinta Holdings, Inc.*	2,765,524
50,522	Papa John’s
	International, Inc.	3,459,746
10,592	Potbelly Corp.*	116,618
		11,804,843

Insurance - 2.3%
114,957	Amerisafe, Inc.	5,716,812

Internet Software & Services - 2.2%
85,802	Cornerstone
	OnDemand, Inc.*	2,831,466
79,757	Everyday Health, Inc.*	728,979
68,098	Marketo, Inc.*	1,935,345
		5,495,790

IT Services - 3.1%
25,134	CACI International, Inc.*	1,859,162
98,286	Cardtronics, Inc.*	3,213,952
61,442	Syntel, Inc.*	2,783,937
		7,857,051

Leisure Products - 1.4%
547,968	Black Diamond, Inc.*	3,441,239

Life Sciences Tools & Services - 1.9%
38,788	ICON Plc*	2,752,784
55,973	PRA Health
	Sciences, Inc.*	2,173,432
		4,926,216

Machinery - 1.2%
29,600	Middleby Corp.*	3,113,624

Metals & Mining - 0.8%
217,202	Real Industry, Inc.*	1,915,722

Office Electronics - 1.0%
32,034	Zebra
	Technologies Corp.*	2,452,203

Pharmaceuticals - 2.7%
96,121	Heska Corp.*	2,929,768
121,875	Horizon Pharma Plc*	2,415,562
45,084	Impax Laboratories, Inc.*	1,587,408
		6,932,738

Professional Services - 4.0%
74,149	The Advisory Board Co.*	3,376,746
28,657	CEB, Inc.	1,958,419
128,478	On Assignment, Inc.*	4,740,838
		10,076,003
Road & Rail - 0.4%
62,037	Swift Transportation Co.*	931,796

Semiconductors &
Semiconductor Equipment - 5.8%
31,559	Cavium, Inc.*	1,936,776
132,018	DSP Group, Inc.*	1,202,684
387,201	FormFactor, Inc.*	2,625,223
167,446	Inphi Corp.*	4,025,402
392,253	Tower
	Semiconductor Ltd.*	5,048,296
		14,838,381

Software - 6.3%
89,249	Fortinet, Inc.*	3,791,297
41,441	Manhattan
	Associates, Inc.*	2,581,774
148,913	RealPage, Inc.*	2,474,934
183,400	Take-Two Interactive
	Software, Inc.*	5,269,082
41,877	Verint Systems, Inc.*	1,806,993
		15,924,080

Specialty Retail - 3.7%
63,066	Cabela’s, Inc.*	2,875,810
14,213	Finish Line, Inc.	274,311
109,415	GameStop Corp.	4,508,992
121,164	Marinemax, Inc.*	1,712,047
		9,371,160

Textiles, Apparel & Luxury Goods - 0.9%
39,743	Deckers Outdoor Corp.*	2,307,479

TOTAL COMMON STOCKS
(Cost $225,385,146)		236,893,819

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2015 (Continued)

Shares		Value

EXCHANGE-TRADED FUNDS - 1.6%
20,133	SPDR Series Trust
	S&P Biotech	$1,253,279
66,935	SPDR Series Trust
	S&P Regional Banking	2,756,384

TOTAL EXCHANGE-TRADED FUNDS
(Cost $3,781,061)		4,009,663

SHORT-TERM INVESTMENTS - 4.5%

Money Market Funds - 4.5%
11,517,656	SEI Daily Income Trust
	Government Fund -
	Class A, 0.010%(1)	11,517,656

TOTAL SHORT-TERM INVESTMENTS
(Cost $11,517,656)		11,517,656

TOTAL INVESTMENTS
IN SECURITIES - 99.3%
(Cost $240,683,863)		252,421,138
Other Assets in Excess
of Liabilities - 0.7%		1,797,809
TOTAL NET ASSETS - 100.0%		$254,218,947

*	Non-income producing security.
ADR  American Depositary Receipt
(1)	Seven-day yield as of September 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company.  The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

The accompanying notes are an integral part of these financial statements.

 TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2015 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/15 - 9/30/15).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2015 (Unaudited) (Continued)

to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/2015	9/30/15	4/1/15 – 9/30/15*
Actual	$1,000.00	$ 911.80	$4.46
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.41	$4.71

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93% (reflecting fee recoupments in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect one-half year period).

 TCM SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2015

ASSETS
Investments in securities, at value (cost $240,683,863) (Note 2)	$252,421,138
Receivables:
Investment securities sold	1,894,650
Fund shares sold	3,002,267
Dividends and interest	67
Prepaid expenses	14,899
Total assets	257,333,021

LIABILITIES
Payables:
Fund shares redeemed	127,080
Investment securities purchased	2,737,038
Investment advisory fees	175,022
Administration fees	22,814
Fund accounting fees	7,313
Custody fees	3,933
Transfer agent fees	4,383
Trustee fees	3,038
Chief Compliance Officer fees	1,583
Other accrued expenses	31,870
Total liabilities	3,114,074
NET ASSETS	$254,218,947
Net Asset Value (unlimited shares authorized):
Net assets	$254,218,947
Shares of beneficial interest issued and outstanding	8,200,159
Net asset value, offering and redemption price per share	$31.00

COMPONENTS OF NET ASSETS
Paid-in capital	$206,090,113
Undistributed net realized gain on investments	36,391,559
Net unrealized appreciation of investments	11,737,275
Net assets	$254,218,947

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2015

INVESTMENT INCOME
Income
Dividends	$1,509,631
Interest	1,471
Total investment income	1,511,102

EXPENSES (Note 3)
Investment advisory fees	2,316,697
Administration fees	152,420
Fund accounting fees	48,776
Custody fees	32,596
Registration fees	30,104
Transfer agent fees	28,222
Audit fees	25,669
Miscellaneous expenses	12,399
Trustees fees	12,282
Reports to shareholders	11,486
Chief Compliance Officer fees	10,312
Legal fees	4,524
Insurance expenses	2,435
Total expenses	2,687,922
Plus: fees recouped	94
Net expenses	2,688,016
Net investment loss	(1,176,914)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	38,496,788
Change in net unrealized depreciation on investments	(20,004,032)
Net realized and unrealized gain on investments	18,492,756
Net increase in net assets resulting from operations	$17,315,842

The accompanying notes are an integral part of these financial statements.

 TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(1,176,914)	$(1,320,315)
Net realized gain on investments	38,496,788	58,165,811
Change in net unrealized
depreciation on investments	(20,004,032)	(30,537,857)
Net increase in net assets
resulting from operations	17,315,842	26,307,639

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(40,173,301)	(59,228,776)
Total distributions to shareholders	(40,173,301)	(59,228,776)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares(1)	2,637,904	49,553,470
Total increase (decrease) in net assets	(20,219,555)	16,632,333

NET ASSETS
Beginning of year	274,438,502	257,806,169
End of year	$254,218,947	$274,438,502

(1)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2015		September 30, 2014
	Shares	Value	Shares	Value
Shares sold	1,349,228	$45,177,161	1,377,248	$50,039,840
Shares issued in
reinvested
of distributions	1,281,126	40,112,055	1,765,867	58,962,302
Shares redeemed(2)	(2,443,816)	(82,651,312)	(1,676,347)	(59,448,672)
Net increase	186,538	$2,637,904	1,466,768	$49,553,470

(2)	Net of redemption fees of $1,267 and $61, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value,
beginning of year	$34.25	$39.38	$29.72	$23.03	$24.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.14)	(0.17)	(0.12)	(0.10)	(0.17)
Net realized and unrealized
gain (loss) on investments	1.96	3.91	10.48	6.79	(1.51)
Total from
investment operations	1.82	3.74	10.36	6.69	(1.68)
LESS DISTRIBUTIONS:
From net realized gain	(5.07)	(8.87)	(0.70)	—	—
Total distributions	(5.07)	(8.87)	(0.70)	—	—
Paid-in capital from
redemption fees (Note 2)	— *	— *	—	— *	— *
Net asset value, end of year	$31.00	$34.25	$39.38	$29.72	$23.03
Total return	5.17%	10.09%	35.77%	29.05%	(6.80)%
SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$254.2	$274.4	$257.8	$229.3	$380.5
Portfolio turnover rate	137%	149%	137%	102%	91%
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.93%	0.92%	0.93%	0.94%	0.91%
After fees waived/recouped	0.93%	0.92%	0.93%	0.94%	0.91%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.41)%	(0.46)%	(0.38)%	(0.34)%	(0.54)%
After fees waived/recouped	(0.41)%	(0.46)%	(0.38)%	(0.34)%	(0.54)%

(1)	Calculated using average shares outstanding method.
*	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

 TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Collection Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on October 1, 2004.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015 (Continued)

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015 (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2015. See the Schedule of Investments for industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$236,893,819	$—	$—	$236,893,819
Exchange-Traded Funds	4,009,663	—	—	4,009,663
Short-Term Investments	11,517,656	—	—	11,517,656
Total Investments
in Securities	$252,421,138	$—	$—	$252,421,138

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.
There were no transfers made into or out of Level 1, 2, or 3 as of September 30, 2015.
B.

Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of September 30, 2015, the Fund did not have any post-October losses or late year losses.

As of September 30, 2015, there were no Capital Loss Carryovers for the Fund.

As of September 30, 2015, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015 (Continued)

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset

 TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015 (Continued)

value per share. These differences are primarily due to prior year equalization and net operating loss. For the year ended September 30, 2015, the following adjustments were made:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income/(Loss)	Gain/(Loss)	Capital
1,176,914	(7,111,502)	5,934,588

I.	Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

J.	Recent Accounting Pronouncement. In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2014-11 will have on the Fund’s financial statements.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015 (Continued)

needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. For the year ended September 30, 2015, the Fund incurred $2,316,697.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.95% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. For the year ended September 30, 2015, the Advisor recouped $94 in fees from the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three  years after payment. At September 30, 2015, the Fund has recouped all eligible unreimbursed fees.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees’ review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund. Fees paid by the Fund for Administration and Chief Compliance Officer Services for the year ended September 30, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2015, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $380,446,852 and $420,930,027, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2015.

  TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2015 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2015 and the year ended September 30, 2014 were as follows:

	September 30,	September 30,
	2015	2014
From net investment income	$25,969,062	$19,586,851
Long-term capital gain	14,204,239	39,641,925

As of September 30, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$241,492,369
Gross tax unrealized appreciation	29,265,749
Gross tax unrealized depreciation	(18,336,980)
Net tax unrealized depreciation	10,928,769
Undistributed ordinary income	8,309,278
Undistributed long-term capital gain	28,890,787
Total distributable earnings	37,200,065
Net unrealized appreciation on
foreign currency transactions	—
Capital loss carryover	—
Post-October capital loss	—
Post-October currency loss	—
Total accumulated gains	$48,128,834

(a)  At September 30, 2015, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of wash sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. (the “Bank”) has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. At September 30, 2015, the maximum line of credit for the TCM Small Cap Growth Fund was $20 million. During the year period ended September 30, 2015, the Fund did not draw on the line of credit and there was no loan payable balance for the Fund at September 30, 2015.

TCM SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Small Cap Growth Fund and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the TCM Small Cap Growth Fund, a series of Professionally Managed Portfolios (the “Trust”), as of September 30, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TCM Small Cap Growth Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 24, 2015

 TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 17 and 18, 2015, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Tygh Capital Management, Inc. (the “Advisor”) for the TCM Small Cap Growth Fund (the “Fund”).  At this meeting and at a prior meeting held on May 28 and 29, 2015, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategy of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Trustees also considered the Fund’s marginal underperformance compared to its similarly managed accounts for the one-year, three-year and five-year periods, but found the differences to be reasonable.

For the TCM Small Cap Growth Fund, the Board noted that the Fund outperformed its peer group median for the one-year, three-year, five-year and ten-year periods ended March 31, 2015.  The Board also considered the Fund’s marginal underperformance compared to its similarly managed accounts for the one-year, three-year, five-year and ten-year periods ended December 31, 2014 and considered the reasons for such differences.  The Board also considered the performance of the TCM Small Cap Growth Fund against a broad-based securities market benchmark, noting it outperformed for the one-, three-, and ten-year period and underperformed for the five-year period ended December 31, 2014.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to the Fund were generally in line with or comparable to the fees charged by the Advisor to its similarly managed separate account clients, and to the extent fees charged to the Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Advisor of managing the Fund.

For the TCM Small Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee and net expense ratio were lower than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were not unreasonable.

 TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the Fund’s advisory fee, was fair and reasonable.  The Board therefore determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Positions	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	41	Director, PNC
(born 1943)	and	Term;	Talon Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(business consulting);
Fund Services, LLC		May	formerly, Executive Vice
2020 E. Financial Way		1991.	President and Chief
Suite 100			Operating Officer,
Glendora, CA 91741			Integrated Asset
Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	41	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller		The Univ. of
Fund Services, LLC		May	Trust Co., (prior thereto		Virginia Law
2020 E. Financial Way		1991.	Senior Vice President),		School
Suite 100			and Managing Director,		Foundation.
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon,
Inc. (international
consumer products
conglomerate).

 TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Positions	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer,	41	Interested
(born 1973)		Term;	Direxion Funds since		Trustee,
c/o U.S. Bancorp		Since	2013; formerly, Senior		Direxion
Fund Services, LLC		September	Vice President and		Funds,
2020 E. Financial Way		2011.	Chief Financial		Direxion ETF
Suite 100			Officer (and other		Trust and
Glendora, CA 91741			positions), U.S. Bancorp		Direxion
			Fund Services, LLC		Variable Trust.
1997-2013.

Carl A. Froebel	Trustee	Indefinite	Formerly President and	41	None.
(born 1938)		Term;	Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	41	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May	President, Investment		Funds; Trustee,
2020 E. Financial Way		1991.	Company Administration,		Managers
Suite 100			LLC (mutual fund		AMG Funds,
Glendora, CA 91741			administrator).		Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Positions	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		March	Fund Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Senior Vice	Not	Not
(born 1975)		Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		April	Services, LLC,
615 East Michigan St.		2013.	since April 2005.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer,
Fund Services, LLC		July 2011.	U.S. Bancorp Fund
615 East Michigan St.	Anti-Money	Indefinite	Services, LLC
Milwaukee, WI 53202	Laundering	Term;	since August 2004.
	Officer	Since
July 2011.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers.

 TCM SMALL CAP GROWTH FUND

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.

The percentage of dividends declared from the ordinary income designated as qualified dividend income was 5.98%.

Dividends received deduction for the fiscal year ended September 30, 2015 was 6.03%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871(k)(2)(c) for the Fund was 100.00%.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Fund’s website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

TCM SMALL CAP GROWTH FUND

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call the transfer agent toll free at (800) 536-3230 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.tyghcap.com.

 TCM SMALL CAP GROWTH FUND

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•      Information we receive about you on applications or other forms;

•      Information you give us verbally; and/or

•      Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholder or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from the governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York 10022

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

       TCM Small Cap Growth Fund
	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$23,400	$22,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 25, 2015

By (Signature and Title)*    /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     November 25, 2015

* Print the name and title of each signing officer under his or her signature.